UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4007
Legg Mason Partners Trust II
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Fl.
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: October 31
Date of reporting period: October 31, 2006
ITEM 1. REPORT TO STOCKHOLDERS.
     The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT OCTOBER 31, 2006	Legg Mason Partners Short Duration Municipal Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners Short Duration Municipal Income Fund

   Annual Report • October 31, 2006
What’s
Inside

Fund Objective

The Fund seeks to generate high current income exempt from regular federal income tax* while preserving capital.
* Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes will apply. Capital gains if any, are fully taxable. Please consult your personal tax advisor.

Letter from the Chairman	I
Fund Overview	1
Fund at a Glance	4
Fund Expenses	5
Fund Performance	7
Historical Performance	8
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	31
Board Approval of Management and Subadvisory Agreements	32
Additional Information	35
Important Tax Information	43

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)[i] increased a modest 1.7% during the last three months of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. The economy then took a step backwards in the second quarter 2006, as GDP growth was 2.6%, according to the U.S. Commerce Department. The preliminary estimate for third quarter GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.
Both short- and long- term yields rose over the reporting period. However, after peaking in late June — with two and 10-year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices, which rose to a record $78 a barrel in mid-July, subsequently fell 15% in the latter part of the third quarteriv. Overall, during the 12 months ended October 31, 2006, two-year Treasury yields increased from 4.40% to 4.71%. Over the same period, 10-year Treasury yields moved from 4.57% to 4.61%.
Legg Mason Partners Short Duration Municipal Income Fund      I

Looking at the municipal market, it outperformed its taxable bond counterparts over the 12 months ended October 31, 2006. Over that period, the Lehman Brothers Municipal Bond Index[v] and the Lehman Brothers U.S. Aggregate Indexvi, returned 5.75% and 5.19%, respectively.
Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup Inc.’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.
Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.
The Fund was formerly known as Smith Barney Short Duration Municipal Income Fund.
Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related
II     Legg Mason Partners Short Duration Municipal Income Fund

to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer
December 13, 2006
Legg Mason Partners Short Duration Municipal Income Fund      III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	Source: The Wall Street Journal, 9/29/06.

[v]	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

vi	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
IV     Legg Mason Partners Short Duration Municipal Income Fund

Fund Overview
Q. What were the overall market conditions during the Fund’s reporting period?
A. During the reporting period, the bond market faced a number of challenges, including six additional short-term interest rate hikes by the Federal Reserve Board (“Fed”)i, inflationary pressures and a continued economic expansion. However, as the period progressed, oil prices fell sharply, a cooling housing market triggered slower economic growth and the Fed paused from raising rates during their meetings in August, September and October 2006. All told, the municipal bond market generated positive returns during the one-year period ended October 31, 2006 and outperformed the overall taxable bond market. Over that period, the Lehman Brothers Municipal Bond Indexii gained 5.75% while the Lehman Brothers U.S. Aggregate Indexiii returned 5.19%.
Performance Review
For the 12 months ended October 31, 2006, Class A shares of the Legg Mason Partners Short Duration Municipal Income Fund, excluding sales charges, returned 3.43%. In comparison to the Fund’s unmanaged benchmarks, the Lehman Brothers Three-Year Municipal Bond Index and the Lehman Brothers Five-Year Municipal Bond Index, returned 3.15% and 3.88%, respectively, for the same period. The Lipper Short-Intermediate Municipal Debt Funds Category Average1 increased 3.23% over the same time frame.
   Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.
1 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 46 funds in the Fund’s Lipper category, and excluding sales charges.
Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report      1

Performance Snapshot as of October 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months

Short Duration Municipal Income Fund — Class A Shares	2.29%	3.43%

Lehman Brothers Three-Year Municipal Bond Index	2.41%	3.15%

Lehman Brothers Five-Year Municipal Bond Index	2.89%	3.88%

Lipper Short-Intermediate Municipal Debt Funds Category Average	2.43%	3.23%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 2.11%, Class C shares returned 2.11% and Class Y shares returned 2.37% over the six months ended October 31, 2006. Excluding sales charges, Class B shares returned 3.08%, Class C shares returned 3.07% and Class Y shares returned 3.58% over the twelve months ended October 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 46 funds for the six-month period and among the 46 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q.	What were the most significant factors affecting Fund performance?
What were the leading contributors to performance?

A. Given the rising interest rate environment during much of the reporting period, we maintained a defensive approach in terms of the Fund’s maturity. As such, the Fund’s durationiv was generally shorter than its benchmark index. Overall, this proved to be beneficial, as bond prices generally fall when interest rates rise. In addition, we were able to use the proceeds from our cash flows and coupons and reinvest that money into municipal bonds offering higher coupons.
Throughout the reporting period, we also emphasized a well-diversified portfolio, with holdings from a diverse array of market segments that we believed had favorable risk/reward characteristics.
   What were the leading detractors from performance?

A. During the period, lower rated municipal bonds outperformed their higher quality counterparts. As a result, the Fund’s high quality bias detracted from results. In particular, not having an exposure to more speculative areas of the market hurt the Fund’s performance. In addition, late in the reporting period, yields fell and the Fund’s shorter maturity detracted from results.
2     Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report

Q. Were there any significant changes to the Fund during the reporting period?
A. There were no significant changes during the reporting period. While the bond market rallied sharply toward the end of the reporting period, we did not believe it was prudent to adjust its portfolio to a more neutral position. Rather, we maintained a more conservative stance for the portfolio while looking for pockets of opportunity. Looking ahead, we will continue to closely monitor the market and economic environment and continue to look for pockets of opportunities in the municipal market.
   Thank you for your investment in the Legg Mason Partners Short Duration Municipal Income Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,
Western Asset Management Company
November 29, 2006
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.
All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

iii	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed securities, rated investment grade or higher, and having at least one year to maturity.

iv	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report      3

Fund at a Glance (unaudited)

Investment Breakdown
4     Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report

Fund Expenses (unaudited)
Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
   This example is based on an investment of $1,000 invested on May 1, 2006 and held for the six months ended October 31, 2006.
Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	2.29%	$1,000.00	$1,022.90	0.76%	$3.88

Class B	2.11	1,000.00	1,021.10	1.11	5.65

Class C	2.11	1,000.00	1,021.10	1.11	5.65

Class Y	2.37	1,000.00	1,023.70	0.61	3.11

(1)	For the six months ended October 31, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report      5

Fund Expenses (unaudited) (continued)
Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,021.37	0.76%	$3.87

Class B	5.00	1,000.00	1,019.61	1.11	5.65

Class C	5.00	1,000.00	1,019.61	1.11	5.65

Class Y	5.00	1,000.00	1,022.13	0.61	3.11

(1)	For the six months ended October 31, 2006.

(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
6     Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report

Fund Performance

Average Annual Total Returns (1) (unaudited)

	Without Sales Charges(2)

	Class A	Class B	Class C	Class Y

Twelve Months Ended 10/31/06	3.43%	3.08%	3.07%	3.58%

Inception* through 10/31/06	1.72	1.38	1.37	1.79

	With Sales Charges(3)

	Class A	Class B	Class C	Class Y

Twelve Months Ended 10/31/06	1.35%	(1.92)%	3.07%	3.58%

Inception* through 10/31/06	1.17	0.85	1.37	1.79

Cumulative Total Returns (1) (unaudited)

Without Sales Charges(2)

Class A (Inception* through 10/31/06)	6.39%

Class B (Inception* through 10/31/06)	5.08%

Class C (Inception* through 10/31/06)	5.04%

Class Y (Inception* through 10/31/06)	5.39%

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect deduction of all applicable sales charge with respect to Class A or the applicable CDSC with respect to Class B shares.

(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.00% and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred.

*	Inception dates for Class A, B, C and Y are March 17, 2003, March 19, 2003, March 18, 2003 and November 14, 2003, respectively.
Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report      7

Historical Performance (unaudited)

Value of $10,000 Invested in Class A of the Legg Mason Partners Short Duration Municipal Income Fund vs. Lehman Brothers Three-Year Municipal Bond Index† (March 17, 2003 - October 31, 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares at inception on March 17, 2003, assuming deduction of the maximum 2.00% initial sales charge at the time of investment for Class A shares. It also assumes reinvestment of all distributions, including returns of capital, if any, through October 31, 2006. The Lehman Brothers Three-Year Municipal Bond Index is a broad-based bond index of the municipal bond market with maturities of approximately three years. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater of less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

*	Benchmark return beginning March 31, 2006.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/ or expense reimbursements. In the absence of fee waivers and/ or expense reimbursements, the total return would have been lower.
8     Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report

Schedule of Investments (October 31, 2006)
LEGG MASON PARTNERS SHORT DURATION MUNICIPAL INCOME FUND

Face
Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 92.8%
Arizona — 8.5%
$2,185,000	AAA	Arizona State Transportation Board Revenue, Grant Anticipation Notes, Series A, AMBAC-Insured, 4.000% due 7/1/08	$2,201,343
3,105,000	AAA	University of Arizona, COP, Series A, AMBAC-Insured, 5.250% due 6/1/10	3,271,179

		Total Arizona	5,472,522

California — 5.0%
3,000,000	AAA	Compton, CA, Community RDA, Refunding, Tax Allocation Redevelopment Project, Series A, AMBAC-Insured, 5.000% due 8/1/11	3,195,000

Colorado — 2.6%
1,500,000	A+	Denver, CO, City & County, Airport Revenue, Series A, 14.000% due 11/15/08 (a)	1,663,320

Florida — 6.4%
4,000,000	AA	Orlando, FL, Utilities Commission Water & Electric Revenue, 5.000% due 10/1/08 (b)(c)	4,104,640

Illinois — 4.9%
3,000,000	AAA	Illinois State Sales Tax Revenue, 5.000% due 6/15/11	3,177,060

Massachusetts — 3.0%
1,956,000	AAA	Massachusetts State HEFA, Amherst College, Series H, 3.580% due 1/11/07 (b)(c)	1,956,000

Michigan — 13.3%
6,000,000	A	Michigan State Hospital Finance Authority Revenue, Oakwood Obligation Group, 5.000% due 11/1/08 (d)	6,140,520
2,260,000	AAA	Michigan State Trunk Line, FGIC-Insured, 5.000% due 11/1/11	2,406,652

		Total Michigan	8,547,172

New Jersey — 4.9%
3,000,000	AAA	New Jersey Transportation Trust Fund Authority, Transportation Systems, Series C, 5.000% due 6/15/11 (e)	3,186,240

New York — 7.2%
1,500,000	AA-	New York City, NY, GO, Series J, Unrefunded Balance, 5.000% due 6/1/09	1,550,460
1,650,000	AAA	New York State Dormitory Authority Revenue, Fashion Institute of Technology Student Housing Corp., FGIC-Insured, 5.000% due 7/1/09	1,711,858
1,350,000	NR	Saugerties, NY, CSD, GO, BAN, 4.250% due 8/15/07	1,356,656

		Total New York	4,618,974

Puerto Rico — 7.2%
		Puerto Rico Commonwealth, GO, Public Improvement, Series C:
1,500,000	BBB	5.000% due 7/1/08 (b)(c)	1,525,245
3,000,000	BBB	6.000% due 7/1/08 (b)(c)	3,098,250

		Total Puerto Rico	4,623,495

See Notes to Financial Statements.
Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report      9

Schedule of Investments (October 31, 2006) (continued)

Face
Amount	Rating‡	Security	Value

Tennessee — 2.4%
$1,500,000	A+	Clarksville, TN, Natural Gas Acquisition Corp. Gas Revenue, 5.000% due 12/15/08	$1,543,920

Texas — 15.5%
3,735,000	AAA	Northside, TX, ISD, GO, Series B, PSF-Guaranteed, SPA-Dexia Credit Local, 3.700% due 8/1/10 (b)(c)	3,727,082
3,000,000	AAA	San Antonio, TX, Hotel Occupancy Tax Subordinated Lien Revenue, Series B, AMBAC-Insured, 5.000% due 8/15/08 (b)(c)(f)	3,070,200
3,000,000	AA	Texas State, GO, Transport Commission - Mobility Fund, 5.000% due 4/1/11	3,174,810

		Total Texas	9,972,092

Virginia — 9.5%
1,000,000	BBB	Peninsula Ports Authority, Coal Terminal Revenue, Dominion Terminal Associates Project, 3.300% due 9/30/08 (b)(c)	989,570
5,000,000	BBB	York County, VA, IDA, PCR, Virginia Electrical & Power Co., Remarketed 11/8/02, 5.500% due 7/1/09	5,101,900

		Total Virginia	6,091,470

Wyoming — 2.4%
1,500,000	AAA	Sweetwater, WY, County Improvement Project, Powers Board Lease Revenue, MBIA-Insured, 5.000% due 12/15/11	1,582,650

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $60,331,016)	59,734,555

SHORT-TERM INVESTMENTS (g) — 5.7%
Massachusetts — 0.2%
100,000	A-1+	Massachusetts State GO, Consolidated Loan, Series B, SPA-Bank of America, 3.630%, 11/1/06	100,000

Michigan — 2.7%
1,765,000	A-1+	Michigan State Hospital Finance, Trinity Health Credit, Series E, SPA-Bank of Nova Scotia, 3.620%, 11/1/06	1,765,000

Texas — 2.8%
1,200,000	A-1+	Harris County, TX, Health Facilities Development Corp. Revenue, Refunding, Methodist Hospital Systems, Series A, 3.650%, 11/1/06	1,200,000
600,000	A-1+	Texas Water Development Board Revenue, Refunding, State Revolving Fund, SPA-JPMorgan Chase, 3.690%, 11/1/06	600,000

		Total Texas	1,800,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $3,665,000)	3,665,000

		TOTAL INVESTMENTS — 98.5% (Cost — $63,996,016#)	63,399,555
		Other Assets in Excess of Liabilities — 1.5%	995,613

		TOTAL NET ASSETS — 100.0%	$64,395,168

See Notes to Financial Statements.
10     Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2006.

(c)	Maturity date shown represents the mandatory tender date.

(d)	All or a portion of this security is segregated for open futures contracts.

(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is substantially the same.

See page 12 for definitions of ratings.

Abbreviations used in this schedule:

AMBAC	— Ambac Assurance Corporation
BAN	— Bond Anticipation Notes
COP	— Certificate of Participation
CSD	— Central School District
FGIC	— Financial Guaranty Insurance Company
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
ISD	— Independent School District
MBIA	— Municipal Bond Investors Assurance Corporation
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement

Summary of Investments by Industry* (unaudited)

General Obligation	17.0%
Utilities	17.0
Education	16.8
Hospitals	14.4
Transportation	11.5
Public Facilities	7.5
Tax Allocation	5.0
Escrowed to Maturity	5.0
Miscellaneous	4.8
Water & Sewer	1.0

100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2006 and are subject to change.

See Notes to Financial Statements.
Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report      11

Bond Ratings (unaudited)
The definitions of the applicable rating symbols are set forth below:
Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
NR	—	Indicates that the bond is not rated by Standard & Poor’s.
Short-Term Security Ratings (unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

12     Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report

Statement of Assets and Liabilities (October 31, 2006)

ASSETS:
Investments, at value (Cost — $63,996,016)	$63,399,555
Interest receivable	956,209
Receivable for securities sold	179,911
Receivable for Fund shares sold	7,050
Prepaid expenses	14,979

Total Assets	64,557,704

LIABILITIES:
Distributions payable	31,278
Payable for Fund shares repurchased	17,917
Payable to broker — variation margin on open futures contracts	13,359
Distribution fees payable	13,036
Investment management fee payable	10,813
Trustees’ fees payable	4,265
Due to custodian	633
Accrued expenses	71,235

Total Liabilities	162,536

Total Net Assets	$64,395,168

NET ASSETS:
Par value (Note 6)	$131
Paid-in capital in excess of par value	68,260,355
Undistributed net investment income	21,729
Accumulated net realized loss on investments and futures contracts	(3,262,326)
Net unrealized depreciation on investments and futures contracts	(624,721)

Total Net Assets	$64,395,168

Shares Outstanding:
Class A	9,506,676

Class B	230,701

Class C	3,134,076

Class Y	214,545

Net Asset Value:
Class A (and redemption price)	$4.92

Class B*	$4.92

Class C*	$4.92

Class Y (and redemption price)	$4.92

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 2.00%)†	$5.02

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†	Based upon a single purchase of less than $500,000.

See Notes to Financial Statements.
Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report      13

Statement of Operations (For the year ended October 31, 2006)

INVESTMENT INCOME:
Interest	$2,814,596

EXPENSES:
Investment management fee (Note 2)	363,654
Distribution fees (Notes 2 and 4)	194,999
Shareholder reports (Notes 4)	70,403
Legal fees	61,902
Registration fees	52,663
Audit and tax	25,300
Custody fees	13,420
Trustees’ fees	9,722
Transfer agent fees (Notes 2 and 4)	8,587
Insurance	2,620
Proxy Fees	2,490
Miscellaneous expenses	7,779

Total Expenses	813,539
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(136,723)

Net Expenses	676,816

Net Investment Income	2,137,780

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(943,225)
Futures contracts	1,233,156

Net Realized Gain	289,931

Change in Net Unrealized Appreciation/ Depreciation From:
Investments	838,267
Futures contracts	(779,042)

Change in Net Unrealized Appreciation/ Depreciation	59,225

Net Gain on Investments and Futures Contracts	349,156

Increase in Net Assets From Operations	$2,486,936

See Notes to Financial Statements.
14     Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report

Statements of Changes in Net Assets (For the years ended October 31,)

	2006	2005

OPERATIONS:
Net investment income	$2,137,780	$3,166,731
Net realized gain (loss)	289,931	(464,637)
Change in net unrealized appreciation/depreciation	59,225	(1,440,710)

Increase in Net Assets From Operations	2,486,936	1,261,384

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(2,139,398)	(3,166,731)

Decrease in Net Assets From Distributions to Shareholders	(2,139,398)	(3,166,731)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	7,732,147	35,163,339
Reinvestment of distributions	1,560,844	2,380,473
Cost of shares repurchased	(49,123,077)	(119,307,164)

Decrease in Net Assets From Fund Share Transactions	(39,830,086)	(81,763,352)

Decrease in Net Assets	(39,482,548)	(83,668,699)
NET ASSETS:
Beginning of year	103,877,716	187,546,415

End of year*	$64,395,168	$103,877,716

* Includes undistributed net investment income of:	$21,729	$20,857

See Notes to Financial Statements.
Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report      15

Financial Highlights
For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares(1)	2006	2005	2004	2003(2)

Net Asset Value, Beginning of Year	$4.89	$4.94	$5.01	$5.00

Income (Loss) From Operations:
Net investment income	0.14	0.11	0.09	0.05
Net realized and unrealized gain (loss)	0.03	(0.05)	(0.07)	0.01

Total Income From Operations	0.17	0.06	0.02	0.06

Less Distributions From:
Net investment income	(0.14)	(0.11)	(0.09)	(0.05)

Total Distributions	(0.14)	(0.11)	(0.09)	(0.05)

Net Asset Value, End of Year	$4.92	$4.89	$4.94	$5.01

Total Return(3)	3.43%	1.24%	0.50%	1.10%

Net Assets, End of Year (000s)	$46,783	$74,872	$135,952	$76,033

Ratios to Average Net Assets:
Gross expenses	0.87%	0.74%	0.78%	1.18	%(4)
Net expenses(5)	0.75 (6)	0.74	0.75 (6)	0.73	(4)(6)
Net investment income	2.74	2.21	1.90	1.54	(4)

Portfolio Turnover Rate	35%	24%	27%	10%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period March 17, 2003 (inception date) to October 31, 2003.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 0.75%.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.
16     Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares(1)	2006	2005	2004	2003(2)

Net Asset Value, Beginning of Year	$4.89	$4.94	$5.01	$5.00

Income (Loss) From Operations:
Net investment income	0.12	0.09	0.08	0.04
Net realized and unrealized gain (loss)	0.03	(0.05)	(0.07)	0.01

Total Income From Operations	0.15	0.04	0.01	0.05

Less Distributions From:
Net investment income	(0.12)	(0.09)	(0.08)	(0.04)

Total Distributions	(0.12)	(0.09)	(0.08)	(0.04)

Net Asset Value, End of Year	$4.92	$4.89	$4.94	$5.01

Total Return(3)	3.08%	0.88%	0.16%	0.90%

Net Assets, End of Year (000s)	$1,135	$2,279	$3,483	$2,286

Ratios to Average Net Assets:
Gross expenses	1.34%	1.14%	1.13%	1.53	%(4)
Net expenses(5)(6)	1.09	1.10	1.10	1.07	(4)
Net investment income	2.38	1.87	1.58	1.20	(4)

Portfolio Turnover Rate	35%	24%	27%	10%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period March 19, 2003 (inception date) to October 31, 2003.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 1.10%.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.
Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report      17

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares(1)	2006	2005	2004	2003(2)

Net Asset Value, Beginning of Year	$4.89	$4.94	$5.01	$5.00

Income (Loss) From Operations:
Net investment income	0.12	0.09	0.08	0.03
Net realized and unrealized gain (loss)	0.03	(0.05)	(0.07)	0.01

Total Income From Operations	0.15	0.04	0.01	0.04

Less Distributions From:
Net investment income	(0.12)	(0.09)	(0.08)	(0.03)

Total Distributions	(0.12)	(0.09)	(0.08)	(0.03)

Net Asset Value, End of Year	$4.92	$4.89	$4.94	$5.01

Total Return(3)	3.07%	0.87%	0.14%	0.88%

Net Assets, End of Year (000s)	$15,421	$26,356	$47,838	$39,417

Ratios to Average Net Assets:
Gross expenses	1.41%	1.17%	1.13%	1.52	%(4)
Net expenses(5)(6)	1.09	1.10	1.10	1.07	(4)
Net investment income	2.39	1.84	1.54	1.21	(4)

Portfolio Turnover Rate	35%	24%	27%	10%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period March 18, 2003 (inception date) to October 31, 2003.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class C shares will not exceed 1.10%.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.
18     Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class Y Shares(1)	2006	2005	2004(2)

Net Asset Value, Beginning of Year	$4.89	$4.95	$5.02

Income (Loss) From Operations:
Net investment income	0.14	0.12	0.10
Net realized and unrealized gain (loss)	0.03	(0.06)	(0.07)

Total Income From Operations	0.17	0.06	0.03

Less Distributions From:
Net investment income	(0.14)	(0.12)	(0.10)

Total Distributions	(0.14)	(0.12)	(0.10)

Net Asset Value, End of Year	$4.92	$4.89	$4.95

Total Return(3)	3.58%	1.18%	0.56%

Net Assets, End of Year (000s)	$1,056	$371	$273

Ratios to Average Net Assets:
Gross expenses	0.68%	0.65%	0.63	%(4)
Net expenses(5)(6)	0.60	0.60	0.59	(4)
Net investment income	2.93	2.41	2.08	(4)

Portfolio Turnover Rate	35%	24%	27%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period November 14, 2003 (inception date) to October 31, 2004.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class Y shares will not exceed 0.60%.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.
Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report      19

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Legg Mason Partners Short Duration Municipal Income Fund (formerly known as Smith Barney Short Duration Municipal Income Fund ) (the “Fund”) is a separate diversified series of Legg Mason Partners Trust II (formerly known as Smith Barney Trust II) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the“1940 Act”), as an open-end management investment company.
   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
   (b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.
   The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
   (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional

20     Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report

Notes to Financial Statements (continued)
interest income accruals and consider the realizability of interest accrued up to the date of default.
   (d) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
   (f) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.
   (g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
   (h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net	Accumulated Net	Paid-in
	Investment Income	Realized Loss	Capital

(a)	$2,490	—	$(2,490)

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

2.	Investment Management Agreement and Other Transactions with Affiliates
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing

Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report      21

Notes to Financial Statements (continued)
investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.
   Prior to the Legg Mason transaction and continuing under the new investment management agreement, which became effective December 1, 2005, the Fund paid SBFM an investment management fee calculated daily and paid monthly at an annual rate of 0.45% of the Fund’s average daily net assets.
   Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.
   LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.
   During the year ended October 31, 2006, the Fund’s Class A, B, C and Y shares had voluntary expense limitations in place of 0.75%, 1.10%, 1.10% and 0.60% respectively.
   During the year ended October 31, 2006, SBFM and LMPFA waived a portion of their investment management fee in the amount of $133,207. In addition, during October 31, 2006, the Fund was reimbursed for expenses in the amount of $3,516.
   The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended October 31, 2006, the Fund paid transfer agent fees of $5,186 to CTB.
   The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.
   There is a maximum initial sales charge of 2.00% for Class A shares. Class B shares are available only in an exchange from Legg Mason Partners Fund. There is a contingent deferred sales charge (“CDSC”) on Class B shares based on the fund owned prior to the exchange (up to 5.00%); the charge declines by 1.00% per year for 5 years until no CDSC is incurred. Class A and Class C shares acquired in an exchange from another Legg Mason

22     Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report

Notes to Financial Statements (continued)
Partners Fund subject to a CDSC remain subject to the original fund’s CDSC while held in the Fund. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within six months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.
   For the period ended October 31, 2006, LMIS, CGM and its affiliates did not receive sales charges from the Fund’s Class A shares. In addition, for the period ended October 31, 2006, CDSCs paid to LMIS, CGM and its affiliates were approximately:

Class B

CDSCs	$7,000

   Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund will increase from 2.00% to 2.25% for shares purchased on or after that date.
   Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.
   During a special meeting in June 2006 the Fund’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement (see Note 11) commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).
   On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Fund) will pay a pro rata share (based upon asset size) of such benefits. As of October 31, 2006, the Fund’s allocable share of benefits under this amendment are $2,062.
   Under the previous Retirement Plan (the “Plan”), all Trustees who were not “Interested Persons” of the Fund, within the meaning of the 1940 Act were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Fund or any of the investment companies associated with Citi Fund Management Inc. and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended Plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan may be paid in installments or in a lump sum

Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report      23

Notes to Financial Statements (continued)
(discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees received full payments under the Plan.

3.	Investments
During the year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$27,165,606

Sales	68,595,623

   At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$295,234
Gross unrealized depreciation	(891,695)

Net unrealized depreciation	$(596,461)

   At October 31, 2006, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Loss

Contracts to Sell: U.S. Treasury 5 Year Notes	45	12/06	$4,722,053	$4,750,313	$(28,260)

4.	Class Specific Expenses
The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15%, 0.50% and 0.50% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.
   For the year ended October 31, 2006, class specific expenses were as follows:

	Distribution	Transfer Agent	Shareholder Reports
	Fees	Fees	Expenses

Class A	$87,824	$4,361	$23,915
Class B	7,281	224	2,277
Class C	99,894	3,996	44,086
Class Y	—	6	125

Total	$194,999	$8,587	$70,403

24     Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended	Year Ended
	October 31, 2006	October 31, 2005

Net Investment Income
Class A	$1,602,643	$2,446,558
Class B	34,693	49,820
Class C	477,771	662,620
Class Y	24,291	7,733

Total	$2,139,398	$3,166,731

6.	Shares of Beneficial Interest
At October 31, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.
   Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	October 31, 2006		October 31, 2005

	Shares	Amount	Shares	Amount

Class A
Shares sold	1,078,754	$5,265,689	5,254,432	$25,845,898
Shares issued on reinvestment	244,137	1,193,663	380,176	1,863,544
Shares repurchased	(7,127,260)	(34,800,598)	(17,823,442)	(87,363,573)

Net Decrease	(5,804,369)	$(28,341,246)	(12,188,834)	$(59,654,131)

Class B
Shares sold	11,545	$56,336	89,147	$438,175
Shares issued on reinvestment	4,353	21,274	6,214	30,438
Shares repurchased	(251,415)	(1,226,447)	(333,819)	(1,640,873)

Net Decrease	(235,517)	$(1,148,837)	(238,458)	$(1,172,260)

Class C
Shares sold	344,631	$1,682,922	1,786,578	$8,779,266
Shares issued on reinvestment	70,767	345,907	99,255	486,491
Shares repurchased	(2,670,661)	(13,047,028)	(6,172,321)	(30,302,718)

Net Decrease	(2,255,263)	$(11,018,199)	(4,286,488)	$(21,036,961)

Class Y
Shares sold	148,810	$727,200	20,446	$100,000
Shares repurchased	(9,960)	(49,004)	—	—

Net Increase	138,850	$678,196	20,446	$100,000

Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report      25

Notes to Financial Statements (continued)

7.	Income Tax Information and Distributions to Shareholders
Subsequent to the fiscal year end, the Fund has made the following distributions from ordinary income:

Record Date
Payable Date	Class A(1)	Class C	Class I(2)

Daily 11/30/2006	$0.019474	$0.011086	$0.013114

(1)	Class B shares converted to Class A shares effective November 20, 2006.

(2)	Class Y shares were redesignated Class I shares effective November 20, 2006.
   The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2006	2005

Distributions paid from:
Tax-Exempt Income	$2,139,398	$3,166,377
Ordinary Income	—	354

Total Taxable Distributions	—	354

Total Distributions Paid	$2,139,398	$3,166,731

   As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$54,092

Capital loss carryforward*	$(3,290,586)
Other book/tax temporary differences(a)	(4,103)
Unrealized appreciation/(depreciation)	(624,721)

Total accumulated earnings/(losses) — net	$(3,865,318)

*	The Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount

10/31/2012	$(2,801,475)
10/31/2014	(489,111)

$(3,290,586)

   These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and differences in the book/tax treatment of various items.

8.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and

26     Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report

Notes to Financial Statements (continued)
CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).
   The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
   The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a

Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report      27

Notes to Financial Statements (continued)
proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
   On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
   As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.
* * *
   Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

28     Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report

Notes to Financial Statements (continued)
   On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.
   On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
   Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.	Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Additional Shareholder Information
The Fund’s Board approved certain share class modifications which, among other things, standardize share class features for all equity and fixed income funds in the fund complex.

Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report      29

Notes to Financial Statements (continued)
The features standardized include such things as sales loads, distribution charges and other costs. These modifications were implemented on November 20, 2006.
   The Fund’s Board also approved a number of initiatives designed to streamline and restructure the fund complex, and authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders have been asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also have been asked to approve investment matters, including standardized fundamental investment policies. If shareholder approval is obtained, these matters generally are expected to be implemented during the first half of 2007.

12.	Recent Accounting Pronouncements
During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.
* * *
   On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

30     Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report

Report of Independent Registered Public Accounting Firm
The Board of Trustees and Shareholders
Legg Mason Partners Trust II:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Short Duration Municipal Income Fund (formerly Smith Barney Short Duration Municipal Income Fund), a series of Legg Mason Partners Trust II (formerly Smith Barney Trust II), as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended and for the period from March 17, 2003 (commencement of operations) through October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Short Duration Municipal Income Fund, as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, and the period from March 17, 2003 through October 31, 2003, in conformity with U.S. generally accepted accounting principles.
New York, New York
December 27, 2006

Legg Mason Partners Short Duration Municipal Income Fund 2006 Annual Report      31

Board Approval of Management and Subadvisory Agreements (unaudited)
At a meeting held in person on June 19, 2006 the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.
   The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.
   The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.
   The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed

32     Legg Mason Partners Short Duration Municipal Income Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)
with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark.
   The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.
   The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro-forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.
   In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified, and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.
   The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the

Legg Mason Partners Short Duration Municipal Income Fund      33

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)
Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.
   In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

34     Legg Mason Partners Short Duration Municipal Income Fund

Additional Information (unaudited)
Information about Trustees and Officers
The business and affairs of Legg Mason Partners Short Duration Municipal Income Fund (formerly known as Smith Barney Short Duration Municipal Income Fund) (the “Fund”) are managed under the direction of the Fund’s Board of Trustees of the Legg Mason Partners Trust II (formerly known as Smith Barney Trust II). Information pertaining to the Trustees and certain officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

				Number of	Other Board
		Term of		Portfolios	Memberships
		Office* and	Principal	in Fund	Held by
	Position(s)	Length of	Occupation(s)	Complex	Trustee
	Held with	Time	During Past	Overseen by	During Past
Name, Address and Birth Year	Fund	Served	Five Years	Trustee	Five Years

Non-Interested Trustees:
Elliot J. Berv c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	37	Board Member American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Legg Mason Partners Short Duration Municipal Income Fund      35

Additional Information (unaudited) (continued)

				Number of	Other Board
		Term of		Portfolios	Memberships
		Office* and	Principal	in Fund	Held by
	Position(s)	Length of	Occupation(s)	Complex	Trustee
	Held with	Time	During Past	Overseen by	During Past
Name, Address and Birth Year	Fund	Served	Five Years	Trustee	Five Years

Donald M. Carlton c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); Member of the Management Committee, Signature Science (research and development) (since 2000)	37	Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); Formerly, Director, Valero Energy (petroleum refining) (from 1999 to 2003)

A. Benton Cocanougher c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2001); Formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); Formerly, Special Adviser to the President, Texas A&M University (2002- 2003); Formerly, Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	37	None

36     Legg Mason Partners Short Duration Municipal Income Fund

Additional Information (unaudited) (continued)

				Number of	Other Board
		Term of		Portfolios	Memberships
		Office* and	Principal	in Fund	Held by
	Position(s)	Length of	Occupation(s)	Complex	Trustee
	Held with	Time	During Past	Overseen by	During Past
Name, Address and Birth Year	Fund	Served	Five Years	Trustee	Five Years

Mark T. Finn c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); Formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	37	None

Legg Mason Partners Short Duration Municipal Income Fund      37

Additional Information (unaudited) (continued)

				Number of	Other Board
		Term of		Portfolios	Memberships
		Office* and	Principal	in Fund	Held by
	Position(s)	Length of	Occupation(s)	Complex	Trustee
	Held with	Time	During Past	Overseen by	During Past
Name, Address and Birth Year	Fund	Served	Five Years	Trustee	Five Years

Stephen Randolph Gross c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); Formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); Formerly Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); Formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	37	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); Formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Diana R. Harrington c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	37	None

38     Legg Mason Partners Short Duration Municipal Income Fund

Additional Information (unaudited) (continued)

				Number of	Other Board
		Term of		Portfolios	Memberships
		Office* and	Principal	in Fund	Held by
	Position(s)	Length of	Occupation(s)	Complex	Trustee
	Held with	Time	During Past	Overseen by	During Past
Name, Address and Birth Year	Fund	Served	Five Years	Trustee	Five Years

Susan B. Kerley c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996)	37	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	37	None

Legg Mason Partners Short Duration Municipal Income Fund      39

Additional Information (unaudited) (continued)

				Number of	Other Board
		Term of		Portfolios	Memberships
		Office* and	Principal	in Fund	Held by
	Position(s)	Length of	Occupation(s)	Complex	Trustee
	Held with	Time	During Past	Overseen by	During Past
Name, Address and Birth Year	Fund	Served	Five Years	Trustee	Five Years

Interested Trustee:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	Trustee Consulting Group Capital Markets Fund

40     Legg Mason Partners Short Duration Municipal Income Fund

Additional Information (unaudited) (continued)

				Number of	Other Board
		Term of		Portfolios	Memberships
		Office* and	Principal	in Fund	Held by
	Position(s)	Length of	Occupation(s)	Complex	Trustee
	Held with	Time	During Past	Overseen by	During Past
Name, Address and Birth Year	Fund	Served	Five Years	Trustee	Five Years

Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A
Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002 to 2005); Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

Legg Mason Partners Short Duration Municipal Income Fund      41

Additional Information (unaudited) (continued)

				Number of	Other Board
		Term of		Portfolios	Memberships
		Office* and	Principal	in Fund	Held by
	Position(s)	Length of	Occupation(s)	Complex	Trustee
	Held with	Time	During Past	Overseen by	During Past
Name, Address and Birth Year	Fund	Served	Five Years	Trustee	Five Years

John Chiota Legg Mason 300 First Stamford Plaza 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti- Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.
42     Legg Mason Partners Short Duration Municipal Income Fund

Important Tax Information (unaudited)
All of the net investment income distributions paid monthly by the Fund during the taxable year ended October 31, 2006 qualified as tax-exempt interest dividends for Federal income tax purposes.
   Please retain this information for your records.
Legg Mason Partners Short Duration Municipal Income Fund      43

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Legg Mason Partners
Short Duration
Municipal Income Fund

TRUSTEES
Elliott J. Berv Donald M. Carlton A. Benton Cocanougher Mark T. Finn R. Jay Gerken, CFA Chairman Stephen Randolph Gross Diana R. Harrington Susan B. Kerley Alan G. Merten R. Richardson Pettit

INVESTMENT MANAGER
Legg Mason Partners Fund Advisor, LLC

SUBADVISER
Western Asset Management Company

DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
PFPC Inc. 4400 Computer Drive Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

This report is submitted for general information of the shareholders of Legg Mason Partners Short Duration Municipal Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

© 2006 Legg Mason
Investor Services, LLC
Member NASD, SIPC

FD02866 12/06 SR06-199

Legg Mason Partners
Short Duration
Municipal Income Fund

The Fund is a separate investment fund of Legg Mason Partners Trust II, a Massachusetts business trust.

LEGG MASON PARTNERS SHORT DURATION MUNICIPAL INCOME FUND
Legg Mason Partners Funds
125 Broad Street, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Steven Gross, a member of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the audit committee financial expert. Mr. Gross is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. Principal Accountant Fees and Services
a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant. The aggregate fees billed in the last two fiscal years ending October 31, 2005 and October 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $71,000 in 2005 and $119,000 in 2006.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $511 in 2006. These services completed in the 2006 Reporting Period, consisted of procedures performed by PwC in correlation with the billing for time incurred in connection with KPMG workpaper review.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Trust II (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $12,000 in 2005 and $8,096 in

2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of October 31, 2006, KPMG has not billed the Registrant for any Tax Services rendered.
There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.
All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Trust II requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public

Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Smith Barney Trust II, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.
(f) N/A
(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Smith Barney Trust II, requiring pre-approval by the Audit Committee for the year ended October 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.
Non-audit fees billed by PwC for services rendered to Smith Barney Trust II and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Trust II during the reporting period was $2.7 million for the year ended October 31, 2005.
Non-audit fees billed by KPMG for services rendered to Smith Barney Trust II and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Trust II during the reporting period was $75,000 and $0 for the years ended October 31, 2005 and October 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Smith Barney Trust II’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Trust II or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Trust II

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Legg Mason Partners Trust II
Date: January 8, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Legg Mason Partners Trust II
Date: January 8, 2007

By:	/s/ Frances M. Guggino Frances M. Guggino Chief Financial Officer of Legg Mason Partners Trust II
Date: January 8, 2007